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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                _______________


        Date of Report (Date of earliest event reported): AUGUST 9, 2001




                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                 000-22433                    75-2692967
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification  No.)

                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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Item 5.  OTHER  EVENTS.

     On August 9, 2001, Brigham Exploration Company ("Brigham") announced its financial results for the second quarter ended June 30, 2001, and provided guidance on third quarter financial results. A copy of Brigham's press release that provided these announcements is attached hereto as Exhibit 99.1.



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Item 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

        (c)  Exhibits

               Item                        Exhibit
               ----                        -------

               99.1*                       Press Release dated
                                           August 9, 2001.

-------
*  filed  herewith.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRIGHAM  EXPLORATION  COMPANY



     Date:  August 10, 2001                     By:  /s/  Curtis F. Harrell
                                                   -----------------------------
                                                Curtis  F.  Harrell
                                                Chief  Financial  Officer


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                                INDEX TO EXHIBITS

                           Item Number          Exhibit
                           -----------          -------

                           99.1*                Press  Release  dated
                                                August  9,  2001.


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